UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

JACK IN THE BOX INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

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☐	Fee paid previously with preliminary materials.

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(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

JACK IN THE BOX INC.

August 20, 2007
Dear Stockholder:

A special meeting of the stockholders of Jack in the Box Inc. will be held in San Diego, California, on September 21, 2007. In the following pages you will find information about the meeting as well as a Proxy Statement.

If you plan to attend, please indicate in the space provided on the enclosed proxy. Whether you plan to attend the meeting or not, we encourage you to read this Proxy Statement and vote your shares. Please sign, date and return the enclosed proxy as soon as possible in the postage-paid envelope provided, or if indicated on your proxy card, vote by telephone or Internet. This will ensure representation of your shares in the event that you are unable to attend the meeting.

Sincerely,

Linda A. Lang
Chairman of the Board

JACK IN THE BOX INC.
9330 Balboa Avenue
San Diego, California 92123

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held on September 21, 2007

To the Stockholders of Jack in the Box Inc.:

The special meeting of stockholders of Jack in the Box Inc. will be held at 2:00 p.m. on Friday, September 21, 2007, at the Company’s headquarters at 9330 Balboa Avenue, San Diego, California.

The special meeting will be held to vote upon the following proposals:

1.	To approve an amendment to the Jack in the Box Inc. Restated Certificate of Incorporation, as amended, to increase the total number of shares of capital stock that Jack in the Box Inc. is authorized to issue from 90,000,000 shares to 190,000,000 shares by increasing the total number of authorized shares of common stock from 75,000,000 shares to 175,000,000 shares and;

2.	To transact such other business as may properly come before the special meeting or any adjournment or postponement thereof.

The Board of Directors of Jack in the Box Inc. has adopted a resolution stating the proposed amendment to the Jack in the Box Inc. Restated Certificate of Incorporation, as amended, and declaring its advisability. The Board of Directors has fixed August 14, 2007, as the record date for determining the stockholders entitled to notice of and to vote at the special meeting and, consequently, only stockholders whose names appeared on the Company’s books as owning the Company’s common stock at the close of business on August 14, 2007, will be entitled to notice of and to vote at the special meeting and any adjournment or postponement thereof.

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE SPECIAL MEETING IN PERSON. It is important that your shares of common stock be represented and voted at the special meeting. Whether or not you expect to attend the special meeting, please complete, date, sign and return the enclosed proxy card as promptly as possible in order to ensure your representation at the special meeting. Should you receive more than one proxy card because your shares of common stock are held in multiple accounts or registered in different names or addresses, please sign, date and return each proxy card to ensure that all of your shares of common stock are voted. A postage-prepaid envelope is enclosed for that purpose. You may also vote your proxy by calling the toll-free telephone number shown on your proxy card or by visiting the Internet website address shown on your proxy card. Your proxy may be revoked at any time prior to the special meeting. If you attend the special meeting and vote by ballot, any proxy that you previously submitted will be revoked automatically and only your vote at the special meeting will be counted. However, if your shares of common stock are held of record by a broker, bank or other nominee, your vote in person at the special meeting will not be effective unless you have obtained and present a proxy issued in your name from the record holder.

By order of the Board of Directors,

Lawrence E. Schauf
Secretary

San Diego, California
August 20, 2007

JACK IN THE BOX INC.
9330 Balboa Avenue
San Diego, California 92123

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS

September 21, 2007

SOLICITATION OF PROXIES

The Board of Directors of Jack in the Box Inc., a Delaware corporation (the “Company,” “we,” “us,” and “our”) solicits your proxies for the Special Meeting of Stockholders to be held at 2:00 p.m. on Friday, September 21, 2007, at the Company’s headquarters, 9330 Balboa Avenue San Diego, California, and at any postponements or adjournments of the meeting, for the purposes set forth in the “Notice of Special Meeting of Stockholders” (the “Special Meeting”). This Proxy Statement and the enclosed form of proxy are being mailed to stockholders on or about August 20, 2007.

We will pay for the cost of preparing, assembling and mailing the Notice of Special Meeting of Stockholders, Proxy Statement and form of proxy. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to such beneficial owners. In addition to solicitation by mail, proxies may be solicited personally, by telephone or other means by directors, officers or employees of the Company, who will receive no additional compensation for such services. In addition, we may retain a proxy solicitor, to assist us in the solicitation of proxies. We anticipate the cost of proxy solicitation would be approximately $5,500 plus reasonable out-of-pocket expenses.

VOTING INFORMATION

Only holders of record of common stock at the close of business on August 14, 2007, (the “Record Date”) will be entitled to notice of and to vote at the Special Meeting. At the close of business on the Record Date, there were 30,869,195 shares of Jack in the Box Inc. common stock, $.01 par value, outstanding, (excluding 11,758,028 shares of common stock held in treasury). The Company treasury shares will not be voted. You are entitled to one vote for each share you own on any matter that may be properly presented for consideration and action by stockholders at the meeting.

Quorum and Required Vote.  The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote is necessary to have a quorum at the Special Meeting. Abstentions and broker non-votes (described below) are counted for the purpose of determining whether a quorum is present. Abstentions will have the same effect as a negative vote. If there are insufficient votes to constitute a quorum at the time of the Special Meeting, we may adjourn the Special Meeting to solicit additional proxies. The affirmative vote of at least a majority of the shares outstanding is required to approve the Amendment.

Broker Non-Votes.  A “broker non-vote” occurs when your broker submits a proxy card for your shares but does not indicate a vote on a particular matter because the broker has not received voting instructions from you and does not have authority to vote on that matter without such instructions. Under the rules of the New York Stock Exchange, if your broker holds shares in your name and delivers this Proxy Statement to you, the broker, in the absence of voting instructions from you, is entitled to vote your shares on Proposal 1 and other routine matters.

Voting and Revocability of Proxies.  Your proxy will be voted as you direct, either in writing or by telephone or Internet. If you give no direction, your proxy will be voted FOR the amendment to our Restated Certificate of Incorporation. The enclosed proxy gives discretionary authority as to any matters not specifically referred to therein. See “Other Business.” The telephone and Internet voting procedures, available only if you are a stockholder of record, are designed to authenticate your identity, to allow you to vote your shares and to confirm that your instructions have been properly recorded. The enclosed proxy card sets forth specific instructions that you must follow if you qualify to vote via telephone or Internet and wish to do so. You may revoke your proxy at any time before it is voted at the Special Meeting by filing a written notice of revocation with the Secretary of the Company at our headquarters, 9330 Balboa Avenue, San Diego, California 92123, by filing a duly executed written proxy bearing a later date or, if you qualify, by a later proxy delivered using the telephone or Internet voting procedures. Your proxy will not be voted if you are present at the Special Meeting and elect to vote in person. Attendance at the meeting will not, by itself, revoke a proxy.

PROPOSAL ONE — APPROVAL OF AN AMENDMENT TO THE
RESTATED CERTIFICATE OF INCORPORATION

The Board of Directors has determined that it is in our best interest and in the best interest of our stockholders to amend our Restated Certificate of Incorporation (as amended, the “Certificate of Incorporation”) to increase the total number of authorized shares of capital stock from 90,000,000 shares to 190,000,000 shares by increasing the total number of authorized shares of common stock from 75,000,000 shares to 175,000,000 shares. The Board of Directors unanimously approved the proposed amendment to the Certificate of Incorporation, in substantially the form attached hereto as Exhibit A (the “Amendment”), declared it to be advisable and hereby seeks the approval of the Amendment by our stockholders.

If the Amendment is approved by our stockholders, the Amendment will become effective upon the filing of a certificate of amendment with the Delaware Secretary of State, which filing is expected to occur promptly after the Special Meeting.

Purpose and Effects of the Amendment

The purpose of the Amendment is to increase the total number of authorized shares of capital stock from 90,000,000 shares to 190,000,000 shares by increasing the total number of authorized shares of common stock from 75,000,000 shares to 175,000,000 shares. On August 3, 2007, the Board of Directors approved a 2-for-1 stock split of our common stock, effected in the form of a stock dividend. The proposed increase in our authorized common stock would provide us with sufficient authorized and unissued shares of common stock to ensure consummation of the stock split, effected in the form of a stock dividend, satisfy our obligations under our benefit plans as well as for other corporate purposes. Stockholder approval of a stock split effected in the form of a stock dividend is not required under Delaware law, is not being solicited by this Proxy Statement and will not be solicited in the future in order to effect the stock split of our common stock, effected in the form of a stock dividend. We have no present plans, arrangements, commitments or understandings with respect to the issuance of any of the additional shares of common stock that will be authorized by adoption of the Amendment.

The objective of a stock split, effected in the form of a stock dividend, is to lower the market price of the common stock in inverse proportion to the stock split, effected in the form of a stock dividend. Such lower price will be expected to increase the liquidity and broaden the marketability of the common stock to a larger group of investors.

Upon the effectiveness of the stock split, effected in the form of a stock dividend, each stockholder will receive, for each share of common stock held by such stockholder on the record date for the stock split, effected in the form of a stock dividend, a dividend of one share of common stock. In addition, our outstanding stock options, performance vested stock awards, non-vested stock awards, non-management director deferred stock equivalents, stock purchase rights and warrants, if any, will be proportionately adjusted such that the number of shares underlying these instruments will be doubled and the exercise price, if any, will be halved. Upon the effectiveness of the stock split, effected in the form of a stock dividend, we will apply for listing of the additional shares of common stock to be issued on the New York Stock Exchange.

If the Amendment is approved by our stockholders, each stockholder of record as of the close of business on October 2, 2007 shall receive one additional share of common stock for each share of common stock held by them on that date. The additional shares shall be distributed on or about October 15, 2007, by our transfer agent, BNY Mellon Shareowner Services.

As of the Record Date, there were 30,869,195 shares of common stock outstanding and held by our stockholders, (excluding, 11,758,028 shares of common stock held in treasury). The Company’s treasury shares will not be voted and no stock dividend will be paid with respect to such treasury shares in connection with the stock split, effected in the form of a stock dividend. As a result of the 2-for-1 stock split, to be effected as a stock dividend on or about October 15, 2007, and based on the number of outstanding shares as of the Record Date, we estimate there will be approximately 61,738,390 shares of common stock issued and outstanding and 8,410,894 shares of common stock reserved for employee benefit plans and equity compensation plans. Therefore, we estimate that effective on or about October 15, 2007, the total shares of common stock issued and outstanding or reserved for benefit and compensation plans will be approximately 70,149,284 compared to total authorized shares of common stock of 175,000,000.

Other possible business and financial uses for the additional shares of common stock include, without limitation, future stock splits, raising capital through the sale of common stock, acquiring other companies, businesses or products in exchange for shares of common stock, attracting and retaining employees and non-employee directors by the issuance of additional securities under our various equity compensation plans, and other transactions and corporate purposes that the Board of Directors deems are in our best interest. The additional authorized shares will enable us to act quickly in response to opportunities that may arise for these types of transactions, in most cases without the necessity of obtaining further stockholder approval and holding a special stockholders’ meeting before such issuance(s) could proceed, except as provided under Delaware law or under the rules of the New York Stock Exchange. Other than the stock split, effected in the form of a stock dividend, and potential issuances pursuant to employee benefit plans and equity compensation plans, as of the date of this Proxy Statement we have no current plans, arrangements or understandings regarding the additional shares that will be authorized pursuant to this proposal. However, we review and evaluate potential capital-raising activities, transactions and other corporate actions on an on-going basis to determine if such actions would be in the best interests of us and our stockholders.

Upon issuance, the additional shares of authorized common stock will have rights identical to the currently outstanding shares of common stock. Adoption of the Amendment will not have any immediate dilutive effect on the proportionate voting power or other rights of existing stockholders. The proposed stock split, effected in the form of a stock dividend, will reduce our earnings per share but will not affect voting rights of current stockholders, as each stockholder will continue to hold the same percentage interest in the Company. However, to the extent that the additional authorized shares of common stock are issued in the future outside of the proposed stock split, effected in the form of a stock dividend, they may decrease existing stockholders’ percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the voting rights of existing stockholders and have a negative effect on the market price of the common stock. Current stockholders have no preemptive or similar rights, which means that current stockholders do not have a prior right to purchase any new issue of common stock in order to maintain their proportionate ownership thereof.

We have not proposed the increase in the number of authorized shares of common stock with the intention of using the additional authorized shares for anti-takeover purposes, but we will be able to use the additional shares to oppose a hostile takeover attempt or delay or prevent changes in control or management of the Company. For example, without further stockholder approval, the Board of Directors could sell shares of common stock in a private transaction to purchasers who would oppose a takeover or favor the current Board of Directors. Although this proposal to increase the authorized number of shares of common stock has been prompted by business and financial considerations and not by the threat of any known or threatened hostile takeover attempt, stockholders should be aware that approval of this proposal could facilitate future efforts by us to oppose changes in control of the Company and perpetuate our management, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.

We could also use the additional shares of common stock for potential strategic transactions including, among other things, acquisitions, spin-offs, strategic partnerships, joint ventures, restructurings, divestitures, business combinations and investments, although we have no present plans to do so. We cannot provide assurances that any such transactions will be consummated on favorable terms or at all, that they will enhance stockholder value or that they will not adversely affect our business or the trading price of the common stock. Any such transactions may require us to incur non-recurring or other charges and may pose significant integration challenges and/or management and business disruptions, any of which could materially and adversely affect our business and financial results.

The 2-for-1 stock split, effected as a stock dividend, should be a tax-free distribution under the Internal Revenue Code of 1986, as amended. The holding period of the new stock, for determining whether capital gain or loss on a sale or exchange is long-term or short-term, will include the period during which the shareholder held the existing common stock. A stockholder who receives a nontaxable distribution of stock must allocate the basis of the stock, with respect to which the distribution is made, between the old stock and the new stock in proportion to the relative fair market values of each on the date of distribution. This discussion should not be considered as tax or investment advice, and the tax consequences of the stock split, effected as a stock dividend, may not be the same for all stockholders. Stockholders should consult their own tax advisors regarding their individual federal, state, local and foreign tax consequences.

THE BOARD OF DIRECTORS RECOMMENDS THE STOCKHOLDERS VOTE “FOR”
PROPOSAL 1.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of July 8, 2007, information with respect to beneficial ownership of voting securities of the Company by (i) each person who is known to us to be the beneficial owner of more than 5% of any class of the Company’s voting securities, (ii) each director of the Company, (iii) each executive officer listed in the Summary Compensation Table of our Proxy Statement for the Annual Meeting of the Stockholders on February 16, 2007, and (iv) all directors and executive officers of the Company as a group. Each of the following stockholders has sole voting and investment power with respect to shares beneficially owned by such stockholder, except to the extent that authority is shared with spouses under applicable law, or as otherwise noted.

	Number of Shares
	of Common Stock	Percent of
Name	Beneficially Owned(1)	Class(1)

Fidelity Investments(2)	3,380,300	7.7%
Barclays Global Investors, N.A.(3)	2,161,154	4.9%
Linda A. Lang	156,150	*
Paul L. Schultz	129,354	*
David M. Theno	72,625	*
Jerry P. Rebel	31,286	*
Lawrence E. Schauf	50,000	*
Michael E. Alpert	31,700	*
George Fellows	9,200	*
Murray H. Hutchison	45,300	*
Alice B. Hayes	38,700	*
Michael W. Murphy	19,200	*
Anne B. Gust	44,200	*
David M. Tehle	20,700	*
All directors and executive officers as a group (15 persons)	850,940	1.2%

*	Less than one percent

(1)	For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares as of a given date which such person has the right to acquire within 60 days after such date. For purposes of computing the percentage of outstanding shares held by each person or group of persons named above on a given date, any security which such person or persons has the right to acquire within 60 days after such date is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Messrs. Schultz, Rebel, Theno, Schauf, Alpert, Fellows, Hutchison, Murphy and Tehle and Ms. Lang, Ms. Gust and Dr. Hayes have the right to acquire through the exercise of stock options within 60 days of the above date, 73,825, 0, 42,625, 0, 29,200, 9,200, 45,300, 19,200, 19,200, 56,150, 44,200, and 36,700 respectively, of the shares reflected above as beneficially owned. As a group, all directors and executive officers have the right to acquire through the exercise of stock options within 60 days of the above date 471,625 of the shares reflected above as beneficially owned. In addition, the shares reflected as beneficially owned by Messrs. Schultz, Rebel, Theno and Schauf, and Ms. Lang include 15,084, 31,286, 28,000, 50,000 and 100,000 shares, respectively, for restricted stock awards. As a group, the shares reflected as beneficially owned by all directors and executive officers include 278,970 restricted stock awards. Restricted stock shares may be voted by such executive officers; however, the shares are not available for sale or other disposition until the expiration of vesting restrictions upon retirement or termination.

(2)	According to its Form 13F filing as of March 31, 2007, FMR Corp., on behalf of certain of its direct and indirect subsidiaries, Fidelity Management & Research Company and FMR Co., Inc. and Pyramis Global Advisors Trust Company, indirectly held and had investment discretion with respect to 3,380,300 shares. Fidelity Management & Research Company and FMR Co., Inc. were the beneficial owners of 3,284,600 shares, of which it had no voting power with respect to 3,284,600 shares. Pyramis Global Advisors Trust Company was the beneficial owner of 95,700 shares, of which it had sole voting power. The address of Fidelity Management and Research Company, FMR Co., and Pyramis Global Advisors Trust Company is 82 Devonshire Street, Boston, Massachusetts 02109.

(3)	According to its Form 13F filing as of March 31, 2007, Barclays PLC, on behalf of certain of its direct and indirect subsidiaries, Barclays Global Investors, NA, Barclays Global Fund Advisors, and Barclays Global Investors Ltd, indirectly held and had investment discretion with respect to 2,161,154 shares. Barclays Global Investors, NA was the beneficial owner of 1,227,997 shares, of which it had sole voting power with respect to 1,090,252 shares and no voting power with respect to 137,745 shares. Barclays Global Fund Advisors was the beneficial owner of 912,686 shares, of which it had sole voting power with respect to 638,253 shares and no voting power with respect to 274,433 shares. Barclays Global Investors Ltd was the beneficial owner of 20,471 shares, of which it had no voting power with respect to 20,471 shares.

OTHER BUSINESS

We are not aware of any other matters to come before the Special Meeting. If any matter not mentioned herein is properly brought before the Special Meeting, the persons named in the enclosed proxy will have discretionary authority to vote all proxies with respect thereto in accordance with their best judgment.

Pursuant to the Company’s Bylaws, in order for a stockholder to present business at the Annual Meeting or to make nominations for election of a director, such matters must be filed in writing with the Secretary of the Company in a timely manner. To be timely, a stockholder’s notice to present business at the Annual Meeting or to make nominations for the election of a director must be delivered to the principal executive offices of the Company not less than one hundred twenty (120) days in advance of the first anniversary of the date that the Company’s Proxy Statement was first released to stockholders in connection with the previous year’s Annual Meeting, except if the date of the annual meeting is more than thirty (30) calendar days earlier than the date contemplated at the time of the previous year’s Proxy Statement, notice must be received not later than the close of business on the tenth (10th) day following the day on which the date of the Annual Meeting is publicly announced. Such notices shall set forth, as to the stockholder giving notice, the stockholder’s name and address as they appear on the Company’s books, and the class and number of shares of the Company which are beneficially owned by such stockholder. Additionally, (i) with respect to a stockholder’s notice regarding a nominee for director, such notice shall set forth, as to each person whom the stockholder proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to the Securities Exchange Act of 1934, as amended (including such person’s written consent to being named in the Proxy Statement as a nominee and to serving as a director if elected); and (ii) with respect to a notice relating to a matter the stockholder proposes to bring before the Annual Meeting, a brief description of the business desired to be brought before the meeting and any material interest of the stockholder in such business.

The Nominating and Governance Committee considers suggestions from many sources, including stockholders, regarding possible candidates for director. In order for stockholder suggestions regarding possible candidates for director to be considered by the Nominating and Governance Committee, such information should be provided to the Committee in writing at least one hundred twenty (120) days prior to the date of the next scheduled Annual Meeting. Stockholders should include in such communications the name and biographical data of the individual who is the subject of the communication and the individual’s relationship to the stockholder.

Stockholders may send any recommendations for director nominees or other communications to the Board of Directors or any individual or group of directors at the following address. All communications received are reported to the Board or the individual directors:

Board of Directors (or specified directors)
c/o Corporate Secretary
JACK IN THE BOX INC.
9330 Balboa Avenue
San Diego, CA 92123

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended October 1, 2006, as filed with the SEC, excluding exhibits, may be obtained by stockholders without charge by written request sent to the above address or may be accessed on the Internet at: http://www.jackinthebox.com.

EXHIBIT A
FORM OF CERTIFICATE OF AMENDMENT OF THE RESTATED CERTIFICATE OF
INCORPORATION OF JACK IN THE BOX INC.
CERTIFICATE OF AMENDMENT
OF
RESTATED CERTIFICATE OF INCORPORATION
OF
JACK IN THE BOX INC.,
A DELAWARE CORPORATION

Jack in the Box Inc., a corporation organized and existing under and by virtue of the laws of State of Delaware (the “Corporation”), pursuant to the provisions of the General Corporation Law of State of Delaware (the “DGCL”), DOES HEREBY CERTIFY that:

FIRST:  The Board of Directors of the Corporation adopted resolutions effective as of August 3, 2007 setting forth a proposed amendment to the Certificate of Incorporation of the Corporation, declaring said amendment to be advisable and proposing that said amendment be submitted to the stockholders of the Corporation for their consideration and approval. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that, subject to approval by the Corporation’s stockholders, Section A of Article IV of the Corporation’s Certificate of Incorporation be amended in its entirety as follows:

The total number of shares which the Corporation shall have authority to issue is one hundred ninety million 190,000,000 shares, consisting of one hundred seventy-five million 175,000,000 shares of Common Stock, par value of $0.01 per share (the “Common Stock”), and fifteen million 15,000,000 shares of Preferred Stock, par value $0.01 per share (the “Preferred Stock”).

SECOND:  This Certificate of Amendment to the Certificate of Incorporation of the Corporation has been duly adopted in accordance with the provisions of Sections 228 and 242 of the DGCL.

A-1

PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS JACK IN THE BOX INC. FOR SPECIAL MEETING OF STOCKHOLDERS ON SEPTEMBER 21, 2007 AT 2:00 P.M. JACK IN THE BOX INC., 9330 BALBOA AVENUE, SAN DIEGO, CALIFORNIA The undersigned hereby appoints Linda A. Lang and Jerry P. Rebel and each of them, acting by a majority or by one of them if only one is acting, as lawful proxies, with full power of substitution, for and in the name of the undersigned, to vote on behalf of the undersigned, with all the powers the undersigned would possess if personally present at the Special Meeting of Stockholders of Jack in the Box Inc., a Delaware corporation, on September 21, 2007, or any postponements or adjournments thereof. The above named proxies are instructed to vote all the undersigned’s shares of stock on the proposals set forth in the Notice of Special Meeting and Proxy Statement as specified on the other side hereof and are authorized in their discretion to vote upon such other business as may properly come before the meeting or any postponements or adjournments thereof. This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted “FOR” Proposal 1. The Board of Directors recommends a vote FOR Proposal 1. (Continued, and to be marked, dated and signed, on the other side) Address Change/Comments (Mark the corresponding box on the reverse side) s FOLD AND DETACH HERE s JACK IN THE BOX INC. SPECIAL MEETING OF STOCKHOLDERS SEPTEMBER 21, 2007 AT 2:00 P.M. JACK IN THE BOX INC. 9330 BALBOA AVENUE SAN DIEGO, CALIFORNIA

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE PROPOSAL Mark Here for Address THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. Change or Comments PLEASE SEE REVERSE SIDE FOR AGAINST ABSTAIN PROPOSAL 1-Amendment of Restated Certificate of Incorporation YES NO I plan to attend the meeting. Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.melloninvestor.com/isd where step-by-step instructions will prompt you through enrollment. Signature Signature Date NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. s FOLD AND DETACH HERE s Vote by Internet or Telephone or Mail 24 Hours a Day, 7 Days a Week Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the meeting. Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Internet Telephone Mail http://www.proxyvoting.com/jbx 1-866-540-5760 Mark, sign and date Use the Internet to vote your proxy. Use any touch-tone telephone to vote your proxy card Have your proxy card in hand when your proxy. Have your proxy card in and you access the web site. OR hand when you call. OR return it in the enclosed postage-paid envelope. If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card. You can view the Annual Report and Proxy Statement on the internet at: http://www.jackinthebox.com

PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS JACK IN THE BOX INC. FOR SPECIAL MEETING OF STOCKHOLDERS ON SEPTEMBER 21, 2007 AT 2:00 P.M. JACK IN THE BOX INC., 9330 BALBOA AVENUE, SAN DIEGO, CALIFORNIA The undersigned hereby appoints Linda A. Lang and Jerry P. Rebel and each of them, acting by a majority or by one of them if only one is acting, as lawful proxies, with full power of substitution, for and in the name of the undersigned, to vote on behalf of the undersigned, with all the powers the undersigned would possess if personally present at the Special Meeting of Stockholders of Jack in the Box Inc., a Delaware corporation, on September 21, 2007, or any postponements or adjournments thereof. The above named proxies are instructed to vote all the undersigned’s shares of stock on the proposals set forth in the Notice of Special Meeting and Proxy Statement as specified on the other side hereof and are authorized in their discretion to vote upon such other business as may properly come before the meeting or any postponements or adjournments thereof. This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted “FOR” Proposal 1. The Board of Directors recommends a vote FOR Proposal 1. (Continued, and to be marked, dated and signed, on the other side) Address Change/Comments (Mark the corresponding box on the reverse side) s FOLD AND DETACH HERE s JACK IN THE BOX INC. SPECIAL MEETING OF STOCKHOLDERS SEPTEMBER 21, 2007 AT 2:00 P.M. JACK IN THE BOX INC. 9330 BALBOA AVENUE SAN DIEGO, CALIFORNIA

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE PROPOSAL Mark Here for Address THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. Change or Comments PLEASE SEE REVERSE SIDE FOR AGAINST ABSTAIN In their discretion, the Proxies are authorized to vote upon such other business PROPOSAL 1-Amendment of Restated as may properly come before the meeting, including with respect to any adjourn-Certificate of Incorporation ment thereof. YES NO I plan to attend the meeting. Signature(s) x Dated: , 2007 NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. s FOLD AND DETACH HERE s

BALLOT JACK IN THE BOX INC. BALLOT Special Meeting of Stockholders, September 21, 2007 The undersigned votes() shares of stock, with respect to the following: 1. To approve an amendment to Jack in the Box Inc.’s Restated Certificate of Incorporation, as amended, to increase the total number of shares of capital stock that Jack in the Box Inc. is authorized to issue from 90,000,000 to 190,000,000 by increasing the total number of shares of common stock from 75,000,000 to 175,000,000. FOR AGAINST ABSTAIN Stockholder’s signature INSTRUCTION: If ballot is cast by proxy, print stockholder name above or, if multiple stockholders, print “Proxies Filed” above. Proxy signature (if ballot is cast by proxy)